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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

November 3, 2003
Date of report (Date of earliest event reported)

Cephalon, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19119 (Commission File Number)	23-2484489 (IRS Employer Identification No.)

145 Brandywine Parkway West Chester, Pennsylvania (Address of Principal Executive Offices)	19380 (Zip Code)

(610) 344-0200
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (a)
  Financial Statements of Business Acquired: Not applicable

  (b)
  Pro Forma Financial Information: Not applicable

  (c)
  Exhibits

Number	Description
99.1	Press Release dated November 3, 2003—Cephalon, Inc. Reports Third Quarter 2003 Financial Results

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        The information under this caption is furnished by Cephalon, Inc. (the "Company") in accordance with Securities Exchange Commission Release No. 33-8216. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

        On November 3, 2003, Cephalon, Inc. issued a press release announcing certain financial results for the third quarter ended September 30, 2003, updating certain financial guidance for the quarter and year ending December 31, 2003 and introducing full year 2004 sales and earnings per share guidance. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

        In the attached press release, Cephalon discloses "Adjusted EBITDA," "Adjusted Net Income" and "Adjusted Earnings Per Share Guidance" for certain periods, all of which are considered "non-GAAP financial measures" under Securities and Exchange Commission rules. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company's financial statements. Management does not intend the presentation of non-GAAP financial measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

        As used in the press release, Adjusted EBITDA represents income from operations less depreciation and amortization. As such, this measure also excludes interest income and expense, charge on early extinguishment of debt, foreign currency exchange, income tax expense, and cumulative effect of changing inventory costing method. Cephalon's calculation of Adjusted EBITDA may or may not be consistent with the calculation of this measure by other companies in the same industry. However, management believes that Adjusted EBITDA is a useful adjunct to net income and other measurements under GAAP because it is a meaningful measure of a company's performance. Adjusted EBITDA is a management tool used by Cephalon to monitor its financial performance. Management also believes that it provides useful insight into the underlying results of operations for the Company, and facilitates comparison between Cephalon and other companies.

        Adjusted Net Income represents income (loss) applicable to common shares less certain charges. Management believes that the presentation of Adjusted Net Income is useful to investors because it provides a useful means of evaluating the Company's operating performance and results from period to period on a comparable basis not otherwise apparent on a GAAP basis, since many one-time or infrequent charges that do not affect the Company's operations do not meet the strict GAAP definition of unusual non-recurring items. Furthermore, in preparing operating plans and forecasts, management relies, in part, on trends in the Company's historical results, exclusive of these items, and provides its forecasts to investors on this basis.

        Adjusted Diluted Earnings Per Share Guidance represents our projected GAAP diluted earnings per share for the year ended December 31, 2003, as adjusted for certain charges. Management believes that the presentation of Adjusted Diluted Earnings Per Share Guidance is meaningful to investors because it provides investors with a means of evaluating the Company's previously issued diluted earnings per share guidance in light of significant known or expected one-time or infrequent charges that do not affect the Company's operations. In addition, in assessing the Company's performance against its previously issued guidance, management excludes these items when assessing actual performance compared to guidance.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.
Date: November 3, 2003	By:	/s/ J. KEVIN BUCHI J. Kevin Buchi Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 3, 2003—Cephalon, Inc. Reports Third Quarter 2003 Financial Results

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
  ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURES
EXHIBIT INDEX